EXHIBIT 10.18

CONFIDENTIAL
EXHIBIT 1(U)

Document Number	State Bar of Wisconsin Form 21-2003 WARRANTY DEED Document Name

THIS DEED, made between Pioneer Hi-Bred International, Inc., an Iowa corporation

("Grantor," whether one or more), and S&W Seed Company, a Nevada Corporation

("Grantee," whether one or more).

_________________________________________________,

Grantor for a valuable consideration, conveys to Grantee the following described real estate, together with the rents, profits, fixtures and other appurtenant interests, in Columbia County, State of Wisconsin ("Property") (if more space is needed, please attach addendum):

Lands described In Columbia County Certified Survey Map No. 884, as recorded in Volume 4 of Surveys, on page 104, as Document No. 441386, being located In the North East 114 of the North East 114 of Section 22, Township 10 North, Range 9 East, Town of Arlington, Columbia County, Wisconsin.

Lot 1 of Certified Survey Map No. 3122, as recorded in Volume 20 of Certified Survey Maps, page 118, Document No. 593525, being a Survey in the North East 1/4 of the North East 1/4 of Section 22, Township 10 North, Range 9 East, Town of Arlington, Columbia County, Wisconsin.

Recording Area
Name and Return Address Matthew K. Szot S&W Seed Company 7013 Catttail Place Carlsbad, CA 92011
11002-392.01 11002-392.A Parcel Identification Number (PIN) This is not homestead property. (is) (is not)
Grantor warrants that the title to the Property is good, indefeasible, in fee simple and free and clear of encumbrances except:

Dated	, 2014.	Pioneer Hi-Bred International, Inc., an Iowa corporation

	(SEAL)	By:		(SEAL)

	(SEAL)			(SEAL)

	AUTHENTICATION	ACKNOWLEDGMENT
	Signature(s)	STATE OF	IOWA	)
) ss.
	authenticated on .		COUNTY	)

Personally came before me on
	*	the above-named
TITLE: MEMBER STATE BAR OF WISCONSIN
	(If not,	to me known to be the person(s) who executed the foregoing
	authorized by Wis. Stat. 706.06)	instrument and acknowledged the same.

THIS INSTRUMENT DRAFTED BY:
	Gonzalez Saggio & Harlan LLP	*
	By Robert A. Dudek	Notary Public, State of
		My commission (is permanent) (expires:		)

EXHIBIT A TO WARRANTY DEED
CONTINUATION OF EXCEPTIONS

Municipal and zoning ordinances and agreements entered under them, recorded easements for the distribution of utility and municipal services, recorded building and use restrictions and covenants, any encroachment, encumbrance, violation, or adverse circumstance affecting the title that would be disclosed by an accurate and complete land survey of the Property, easements or claims of easements not shown by the public records, any claim of adverse possession or prescriptive easement, general taxes levied in the year of closing and the items set forth in the Schedule of Permitted Encumbrances attached hereto as Exhibit B.

EXHIBIT B TO WARRANTY DEED
SCHEDULE OF PERMITTED ENCUMBRANCES

  Madison Gas & Electric Transmission Line, Right of Way Lines, and matters as indicated on Columbia County Certified Survey Map No. 884, as recorded in the Office of the Register of Deeds in and for Columbia County, Wisconsin, on April 23, 1985 at 1:15 P.M., in Volume 4 of Surveys, on page 104, as Document No. 441386.
  Instrument in the Matter of the Condemnation by Madison Gas and Electric Company of Certain Lands in said County for Electric Transmission Line Purposes, as filed in the Office of the Register of Deeds, in and for Columbia County, Wisconsin, on September 6, 1974 at 4:00 P.M., in Volume 9 of Lis Pendens, on page 17, as Document No. 369337.

  And Supplemental Affidavit to Lis Pendens, In the Matter of the Condemnation by Madison Gas and Electric Company of Certain Lands in said County for Electric Transmission Line Purpose, as filed in the Office of the Register of Deeds, in and for Columbia County, Wisconsin, in Volume 9 of Lis Pendens, on page 363, as Document No. 394349.

  Electric Line Easement to Madison Gas and Electric Company, as recorded in the Office of the Register of Deeds, in and for Columbia County, Wisconsin, on August 4, 1969 at 8:00 A.M., in Volume 70 of Records, on page 243, as Document No. 340225.
  Drainage rights and rights-of-way by reason of any drainage ditches, feeders, laterals, and underground drain tile or pipes that may be located on the subject premises.
  M G & E Transmission Line Easement, Building Setback Line, Right of Way Lines, Note: Lot 1 is to be sold to Pioneer Hi-Bred International, Inc. as an Addition to Certified Survey Map No.. 884, and matters as indicated on Columbia County Certified Survey Map No. 3122, as recorded in the Office of the Register of Deeds, in and for Columbia County, Wisconsin, on October 26, 1998 at 8:00 A.M., in Volume 20 of Certified Survey Maps, on page 118, as Document No. 593525.
  Land Use Amendment to Easement by Madison Gas and Electric Company, and Pioneer Hi-Bred International, Inc., as recorded in the Office of the Register of Deeds, in and for Columbia County, Wisconsin, on November 3, 1999 at 1:30 P.M., as Document No. 613558.
  Easement Supplement by and between Pioneer Hi-Bred International, Inc., and American Transmission Company, LLC, as recorded in the Office of the Register of Deeds, in and for Columbia County, Wisconsin, on October 14, 2004 at 8:00 A.M., as Document No. 718717.
  POWTS Maintenance Agreement by Pioneer Seeds Hi-Bred International, Inc. as recorded in the Office of the Register of Deeds, in and for Columbia County, Wisconsin, on August 5, 2008 at 2:55 P.M., as Document No. 784400.

  Rights of Lycol, LLC and Joel Mcllrath as tenants in possession including any rights to tenants fixtures owned by such tenants located on the demised premises and any liens on such tenants fixtures, and all parties having a lien on or claiming by, through or under the lessee, which parties and liens are not separately shown herein.
  Rights of utility companies to maintain the overhead wire set forth on the Plat of Survey prepared by R.A. Smith National Inc. under date of September 19, 2014 (Affects Northeasterly corner of Certified Survey Map 884).